Exhibit 10.10(b)
Second Amendment to Exclusive Patent License Agreement
Between
University of Arizona and Oncothyreon, Inc.
Effective 15 September 2005
     This Second Amendment (“Second Amendment”), effective on the date of last authorized signature affixed hereto, is by and between the Arizona Board of Regents on behalf of the University of Arizona, having an office at 888 N. Euclid Avenue, Room 204, Tucson, Arizona 85721 (“LICENSOR”), and Oncothyreon, Inc., having its principal office at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121 (“LICENSEE”).
     WHEREAS, LICENSOR and Pro1X Pharmaceuticals Corporation, which was subsequently acquired by LICENSEE, entered into an Exclusive Patent License Agreement, effective 15 September 2005 (“Agreement”), that, by assignment of the Agreement, granted to LICENSEE exclusive rights in Licensed Patents described in Schedule A pursuant to Section 2.3 of the Agreement; and
     WHEREAS, LICENSOR and LICENSEE previously amended Schedule A of the Agreement to add certain Licensed Patents to the Agreement pursuant to the First Amendment to the Agreement, which amendment was effective on 28 November 2008 (“First Amendment”); and
     WHEREAS, LICENSOR and LICENSEE wish to further amend Schedule A of the Agreement to delete certain Licensed Patents from the Agreement.
     NOW, THEREFORE, the parties agree as follows:
     1. Schedule A (as amended by the First Amendment) shall be replaced in its entirety as follows:
Schedule A

Serial No.	Territory	Title	Filing Date	Status
10/288,888	US	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/6/2002	Abandoned

10/929,156	US	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	8/20/2004	Pending

2003291282	AU	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2504496	CA	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

Serial No.	Territory	Title	Filing Date	Status
03768672.2	EP	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2004-551738	JP	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

2005-004845	MX	N-Oxides and Derivatives of Melphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

PCT/US03/35266	PCT	N-Oxides and Derivatives of IVielphalan for Treating Diseased States Associated With Hypoxia Inducible Factor	11/3/2003	Pending

60/487,562	US	Regulation of HIF Protein Levels via Deubiquination Pathway	7/14/2003	Expired

PCT/US04/22656	PCT	Regulation of HIF Protein Levels via Deubiquination Pathway	7/14/2004	Pending

60/602,151	US	Method of Pre-selecting Patients for Anti-VEGF, Anti-H1F-1 or Anti-Thioredoxin Therapy	8/17/2004	Expired

60/602,163	US	Monitoring Effects of PX-12 on Tumor Vascular Permeability	8/17/2004	Expired

11/206,526	US	Method of Preselecting Patients for Anti-VEGF, Anti-H1F-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

PCT/US05/29416	PCT	Method of Preselection Patients for Anti-VEGF, Anti- H1F-1 or Anti-Thioredoxin Therapy	8/17/2005	Reg./nat. Phases entered

2005277350	AU	Method of Preselection Patients for Anti-VEGF, Anti-H1F-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

2,577,312	CA	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending

05808798.2	EP	Method of Preselection Patients for Anti-VEGF, Anti-HIF-1 or Anti-Thioredoxin Therapy	8/17/2005	Pending
     2. All other terms of the Agreement shall remain the same.
[signature page follows]

     IN WITNESS WHEREOF, a duly authorized officer of each party hereto has executed this Second Amendment in duplicate originals by on the day and year below written.

ARIZONA BOARD OF REGENTS On behalf of THE UNIVERSITY OF ARIZONA		ONCOTHYREON, INC.

By:	/s/ Patrick L. Jones, PhD, MBA	By:	/s/ Robert L. Kirkman, MD

	Name: Patrick L. Jones, PhD, MBA		Name: Robert L. Kirkman, MD
	Title: Director, Office of Technology Transfer		Title: President and CEO

Date: 12th July 2010		Date: 13th August 2010